EXHIBIT 4(h)












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                          ELIZABETHTOWN WATER COMPANY

                                       TO

                         THE BANK OF NEW YORK, TRUSTEE


                                  -----------


                                   INDENTURE

                          Dated as of December 1, 1995


                                 --------------



                           5.60% Debentures due 2025





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

                               TABLE OF CONTENTS/1
                                                                           Page


PARTIES...................................................................   1
RECITALS..................................................................   1
   Purpose of Indenture...................................................   1
   Form of Debenture......................................................   1
   Compliance with legal requirements.....................................   6


                                  ARTICLE ONE.

                                  Definitions.


SECTION 1.01.            Certain terms; other terms defined
          in Trust Indenture Act of 1939 or
          by reference therein in Securities
          Act of 1933, as amended, to have
          meanings therein assigned........................................  6
        Authority..........................................................  7
        Board of Directors.................................................  7
        Board Resolution...................................................  7
        Company............................................................  7
        Debenture or Debentures; "outstanding"
          with reference to Debentures.....................................  7
        Debentureholder....................................................  7
        Event of Default...................................................  8
        Indenture..........................................................  8
        Loan Agreement.....................................................  8
        Officers' Certificate..............................................  8
        Opinion of Counsel.................................................  8
        Person.............................................................  8
        Principal Corporate Trust Office of
          the Trustee......................................................  8
        Project............................................................  9
        Responsible Officer................................................  9
        Revenue Bonds......................................................  9
        Revenue Bond Indenture.............................................  9
        Revenue Bond Trustee...............................................  9
        Trustee............................................................  9
        Trust Indenture Act of 1939........................................  9
        Other defined terms................................................ 10


--------
/1 This Table of Contents does not constitute part of the Indenture and is not to have any bearing upon the interpretation of any of its terms or provisions.

                                  ARTICLE TWO.

               Description, Execution and Exchange of Debentures.


SECTION 2.01.            Maturity of Debentures............................ 10
SECTION 2.02.            Form of Debentures................................ 10
SECTION 2.03.            Date of Debentures and denominations.............. 10
SECTION 2.04.            Execution and authentication of
          Debentures....................................................... 11
SECTION 2.05.            Exchange, registration and transfer
          of Debentures.................................................... 11
SECTION 2.06.            Mutilated, destroyed, lost or stolen
          Debentures....................................................... 12
SECTION 2.07.            Cancellation of surrendered
          Debentures....................................................... 13
SECTION 2.08.            Provisions of Indenture and
          Debentures for sole benefit of
          parties and Debentureholders..................................... 13
SECTION 2.09.            CUSIP Numbers..................................... 13


                                 ARTICLE THREE.

                              Issue of Debentures.


SECTION 3.01.            Amount, authentication and delivery
          of Debentures.................................................... 14


                                 ARTICLE FOUR.

                           Redemption of Debentures.


SECTION 4.01.            Redemption of Debentures.......................... 14
SECTION 4.02.            Redemption of part only of
          Debentures....................................................... 15
        Notice of intention to redeem...................................... 15
SECTION 4.03.            When called Debentures become due
          and payable...................................................... 15
SECTION 4.04.            When interest ceases on called
          Debentures....................................................... 15


                                 ARTICLE FIVE.

                      Particular Covenants of the Company.


SECTION 5.01.            Payment of principal of and interest
          on Debentures.................................................... 16

SECTION 5.02.            Maintenance and designation of office
          or agency for registration of
          transfer, exchange and payment
          of Debentures.................................................... 16
SECTION 5.03.            Appointment to fill vacancy in office
          of Trustee  ..................................................... 17
SECTION 5.04.            Appointment of paying agent other
          than Trustee..................................................... 17
SECTION 5.05.            Company not to incur debt, with
          certain exceptions............................................... 18
        Definition of "Property Additions"................................. 19
SECTION 5.06.            Company covenants it will not mortgage,
          pledge or permit any other lien,
          with certain exceptions, upon any
          of its property now owned or here-
          after acquired without securing the
          Debentures....................................................... 21
        Covenants of the Company in the event
          of merger, consolidation or sale................................. 22
        Definition of "Excepted Property".................................. 24
SECTION 5.07.            Limitations on dividends.......................... 24
SECTION 5.08.            Special provision for retirement of
          Debentures....................................................... 24
SECTION 5.09.            Company to file Compliance Certificate
          with Trustee annually............................................ 26
SECTION 5.10.            Company to deliver documents...................... 26


                                  ARTICLE SIX.

                   Debentureholders' Lists and Reports by the
                            Company and the Trustee.

SECTION 6.01.            Company to furnish Trustee information
          as to names and addresses of
          Debentureholders................................................. 27
SECTION 6.02.             ................................................. 27
SECTION 6.03.             ................................................. 27
SECTION 6.04.             ................................................. 27


                                 ARTICLE SEVEN.

                  Remedies of the Trustee and Debentureholders
                              on Event of Default.


SECTION 7.01.            Events of Default defined......................... 27
        Acceleration of maturity upon
          Event of Default................................................. 28
        Waiver of default and rescission of
          declaration of maturity.......................................... 28

SECTION 7.02.            Covenant of Company to pay to Trustee
          whole amount due on Debentures on
          default in payment of interest or
          principal........................................................ 29
        Trustee may remove judgment for whole
          amount due on Debentures on failure
          of Company to pay................................................ 30
        Filing of proof of claim by Trustee
          in bankruptcy, reorganization,
          receivership, or other judicial
          proceedings...................................................... 30
SECTION 7.03.            Application of moneys collected by
          Trustee.......................................................... 31
SECTION 7.04.            Limitation on suits by holders of
          Debentures....................................................... 32
SECTION 7.05.            Delay or omission in exercise of
          rights not waiver of default..................................... 33
SECTION 7.06.                   ........................................... 33
SECTION 7.07.                   ........................................... 33
SECTION 7.08.                   ........................................... 33


                                 ARTICLE EIGHT.

                            Concerning the Trustee.


SECTION 8.01.            Duties of Trustee prior to and after
          Event of Default................................................. 33
SECTION 8.02.            Except as otherwise provided in
          Section 8.01:.................................................... 33
        (a)              Trustee may rely on documents
                         believed genuine and properly
                         signed or presented............................... 33
        (b)              Sufficient evidence by certain
                         instruments provided for.......................... 34
        (c)              Trustee may act on Opinion of
                         Counsel........................................... 34
        (d)              Trustee may require indemnity from
                         Debentureholders.................................. 34
        (e)              Trustee not liable for actions in
                         good faith believed to be
                         authorized........................................ 34
        (f)              Investigation of facts by Trustee................. 34
        (g)              Trustee may act through agents.................... 34
        (h)              Trustee not required to risk own
                         funds............................................. 35
SECTION 8.03.            Trustee not liable for recitals in
          Indenture or in Debentures....................................... 35
        Trustee not accountable for use of
          Debentures or proceeds........................................... 35
SECTION 8.04.            Trustee, paying agent or Debenture
          registrar may own Debentures..................................... 35

SECTION 8.05.            Moneys received by Trustee to be
          held in trust.................................................... 35
SECTION 8.06.            Trustee entitled to compensation,
          reimbursement and indemnity...................................... 35
        Obligations to Trustee to be secured
          by lien prior to Debentures...................................... 36
SECTION 8.07.            Right of Trustee to rely on Officers'
          Certificate where no other evidence
          specifically prescribed.......................................... 36
SECTION 8.08.            Calculation of percentages of
          securities....................................................... 36
SECTION 8.09.            Requirements for eligibility of
          Trustee.......................................................... 37
SECTION 8.10.            (a)    Resignation of Trustee..................... 37
        (b)              Removal of Trustee by Company or
                         by court on Debentureholder's
                         application....................................... 37
        (c)              Removal of Trustee by holders of
                         majority in principal amount of
                         Debentures........................................ 38
        (d)              Time when resignation or removal
                         of Trustee effective.............................. 38
SECTION 8.11.            Acceptance by successor to Trustee................ 38
SECTION 8.12.            Successor to Trustee by merger,
          consolidation or succession to
          business......................................................... 39
SECTION 8.13............................................................... 39


                                 ARTICLE NINE.

                        Concerning the Debentureholders.


SECTION 9.01.            Evidence of action by Debenture-
          holders.......................................................... 40
SECTION 9.02.            Proof of execution of instruments
          and holding of Debentures........................................ 40
SECTION 9.03.            Who may be deemed owners of
          Debentures....................................................... 40
SECTION 9.04.            Debentures owned by Company or
          controlled or controlling companies
          disregarded for certain purposes................................. 40
SECTION 9.05.            Action by Debentureholders bind
          future holders................................................... 41

                                  ARTICLE TEN.

                          Debentureholders' Meetings.


SECTION 10.01            Purposes for which meetings may be
          called........................................................... 41
SECTION 10.02.           Manner of calling meetings........................ 42
SECTION 10.03.           Call of meetings by Company or
          Debentureholders................................................. 42
SECTION 10.04.           Who may attend and vote at meetings............... 42
SECTION 10.05.           Regulations may be made by Trustee................ 42
SECTION 10.06.           Manner of voting at meetings and
          record to be kept................................................ 43
SECTION 10.07.           Exercise of rights of Trustee or
          Debentureholders may not be hindered
          or delayed by call of meeting of
          Debentureholders................................................. 44


                                ARTICLE ELEVEN.

                            Supplemental Indentures.


SECTION 11.01            Purposes for which supplemental
          indentures may be entered into with-
          out consent of Debentureholders.................................. 44
SECTION 11.02            Modification of Indenture with consent
          of holders of more than 50% in
          principal amount of Debentures................................... 45
SECTION 11.03.           Effect of supplemental indentures................. 46
SECTION 11.04.           Debentures may bear notation of
          changes.......................................................... 46
SECTION 11.05.           Opinion of Counsel................................ 46


                                ARTICLE TWELVE.

                        Consolidation, Merger and Sale.


SECTION 12.01.           Consolidation or merger of Company
          and sale or conveyances of property
          of Company permitted............................................. 46
        Assumption of obligations of Company
          by successor company or transferee............................... 47
SECTION 12.02.           Rights and duties of successor
          corporation...................................................... 47
        Appropriate changes may be made in
          phraseology and form of Debentures............................... 47
        Company may consolidate or merge into
          itself or acquire properties of
          other corporations............................................... 47

SECTION 12.03.           Opinion of Counsel................................ 48


                               ARTICLE THIRTEEN.

                    Satisfaction and Discharge of Indenture;
                               Deposited Moneys.


SECTION 13.01.           Satisfaction and discharge of
          Indenture........................................................ 48
SECTION 13.02            Application by Trustee of funds
          deposited for payment of
          Debentures....................................................... 49
SECTION 13.03.           Repayment of moneys held by paying
          agent............................................................ 49
SECTION 13.04.           Payment of deposited money to
          Company after lapse of time...................................... 49


                               ARTICLE FOURTEEN.

                    Immunity of Incorporators, Stockholders,
                       Officers, Trustees and Directors.


SECTION 14.01.           Incorporators, stockholders, officers,
          trustees and directors of Company
          exempt from individual liability................................. 50


                                ARTICLE FIFTEEN.

                           Miscellaneous Provisions.


SECTION 15.01.           Successors and assigns of Company
          bound by Indenture............................................... 51
SECTION 15.02.           Acts of board, committee or officer
          of successor corporation valid................................... 51
SECTION 15.03.           Surrender of powers by Company.................... 51
SECTION 15.04.           Required notices or demands may be
          served by mail................................................... 51
SECTION 15.05.           Indenture and Debentures to be
          construed in accordance with laws
          of State of New York............................................. 51
SECTION 15.06.           Officers' Certificate and Opinion
          of Counsel to be furnished upon
          applications or demands by Company............................... 51
SECTION 15.07.           Payments due on Sundays or holidays............... 52
SECTION 15.08.           Provisions required by Trust
          Indenture Act of 1939 to control................................. 53
SECTION 15.09.           Effect of invalidity of provisions................ 53

SECTION 15.10.           Indenture may be executed in counter-
          parts............................................................ 53

ACCEPTANCE OF TRUST........................................................ 54
TESTIMONIUM................................................................ 55

                  INDENTURE, dated as of December 1, 1995, between ELIZABETHTOWN WATER COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of New Jersey (hereinafter sometimes called the "Company"), party of the first part, and THE BANK OF NEW YORK, a New York banking corporation (hereinafter sometimes called the "Trustee"), party of the second part.


                  WHEREAS, the Company is empowered to issue debentures for any of the objects and purposes of the Company;


                  WHEREAS, for its lawful corporate purposes, the Company has duly authorized an issue of debentures designated 5.60% Debentures - due 2025 (hereinafter referred to as the "Debentures"), in an aggregate principal amount of $40,000,000, to be issued under and pursuant to the provisions hereof; and


                  WHEREAS, the Debentures and the Trustee's certificate of authentication to be borne by the Debentures are to be substantially in the following forms, respectively:


                              [FORM OF DEBENTURE]
                                     [FACE]


$___________________                                         No. _______________


                          ELIZABETHTOWN WATER COMPANY

                           5.60% Debenture - due 2025


                  ELIZABETHTOWN WATER COMPANY, a corporation duly organized and existing under the laws of the State of New Jersey (herein referred to as the "Company"), for value received, hereby promises to pay to ______________________, or registered assigns, on December 1, 2025 or upon the earlier redemption hereof as hereinafter provided, the principal sum of ______________________ Dollars in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at the rate per annum specified in the title of this Debenture, in like coin or currency, semi-annually on June 1 and December 1 in each year, until payment of said principal sum has been made or duly provided for, from the most recent interest payment date to which interest has been paid or duly provided for (unless the date hereof is the date to which interest on the Debentures has been paid or duly provided for in which case from the date of this Debenture) or if no interest has been paid or duly provided for on the Debentures from December 1, 1995. Principal and interest shall be paid at the principal corporate trust office of The Bank of New York, New York, New York or at the office of the Company, Westfield, New Jersey, or at the duly designated office of any duly appointed alternate or successor paying agent.

                  Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture.


                  IN WITNESS WHEREOF, ELIZABETHTOWN WATER COMPANY has caused this Debenture to be signed in its corporate name by its President or one of its Vice Presidents by his signature or a facsimile thereof and by its Secretary or one of its Assistant Secretaries by his signature or a facsimile thereof, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon.

                                         ELIZABETHTOWN WATER COMPANY


                                         By___________________________
                                           President.
(Seal)



By___________________________
      Secretary.

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

Dated:  December __, 1995

                   This is one of the Debentures described in
                        the within-mentioned Indenture.


                                                           THE BANK OF NEW YORK,
                                                                     as Trustee,



                                         By___________________________
                                           Authorized Signatory.


                                   [REVERSE]

                          ELIZABETHTOWN WATER COMPANY

                           5.60% Debenture - due 2025


                  This Debenture is one of a duly authorized issue of Debentures of the Company (herein referred to as the "Debentures"), limited to the aggregate principal amount of $40,000,000, except as otherwise provided in the Indenture referred to below, all issued or to be issued under and pursuant to an indenture dated as of December 1, 1995 (herein referred to as the "Indenture"), duly executed and delivered by the Company to The Bank of New York, Trustee (herein referred to as the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights of the holders of the Debentures, the rights, duties and immunities of the Trustee and the rights and obligations of the Company thereunder. The Debentures will not be transferable except to a successor Revenue Bond Trustee.

                  In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Debentures may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of more than 50% in the aggregate principal amount of the Debentures at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any indenture supplemental thereto or modifying in any manner the rights and obligations of the holders of the Debentures and of the Company; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debenture, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, without the consent of the holder of each Debenture so affected, or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding. It is also provided in the Indenture that prior to any declaration of the maturity of the Debentures the holders of a majority in the aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default under the Indenture and its consequences, except a default in the payment of interest on or the principal of any of the Debentures. Any such consent or waiver by the registered holder of this Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and of any Debenture issued in exchange herefor or in place hereof, irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.

                  No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the time and place and at the rate and in the coin or currency herein prescribed.

                  The Debentures are issuable as registered Debentures without coupons, in denominations of $5,000 and any multiple thereof. This Debenture is transferable in the manner authorized by law. Upon due presentment of this Debenture for registration of transfer at the office or agency to be maintained by the Company in the Borough of Manhattan, City and State of New York, a new Debenture or Debentures, of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided, and subject to the limitations, in the Indenture. No service charge will be made for any such registration of transfer, but the Company may require payment of a sum sufficient to reimburse it for any tax or other governmental charge that may be imposed in relation thereto. This Debenture may in like manner be exchanged without service charge for one or more new Debentures of other authorized denominations but of the same aggregate principal amount, all subject to the terms and conditions set forth in the Indenture.

                  As more fully provided in the Indenture, the Debentures are redeemable at the option of the Company in whole at any time, or in part from time to time, prior to maturity on or after December 1, 2000, by the payment of the principal amount thereof and accrued interest to the date fixed for redemption, together with a premium equal to a percentage of the principal amount thereof determined as set forth in the tabulation below under the heading "Redemption Price".


                    Period
         (Both Dates Inclusive)                                Redemption Price
         ----------------------                                -----------------

December 1, 2005 to November 30, 2006..................................102%

December 1, 2006 to November 30, 2007 .................................101%

December 1, 2007 and thereafter........................................100%


                  The Debentures are subject to mandatory redemption by the Company at any time prior to maturity by payment of the principal amount thereof to be redeemed and accrued interest to the date fixed for redemption if, and to the extent that, certain New Jersey Economic Development Authority 5.60% Water Facilities Bonds (Elizabethtown Water Company Project -- 1995 Series) are called for redemption at a price equal to the principal amount to be redeemed and accrued interest to the date fixed for redemption. As more fully provided in the Indenture, the Debentures are also redeemable as a whole or in part with the proceeds of Released Property, at the principal amount thereof plus accrued interest to the date fixed for redemption.

                  The Indenture provides that under the circumstances specified therein funds or certain securities may be deposited with the Trustee in advance of the maturity or redemption date of any of the Debentures, in trust for the payment or redemption of such Debentures, and the interest due or to become due thereon, and that thereupon all obligations of the Company in respect of such Debentures shall cease and be discharged and the holders thereof shall thereafter be restricted exclusively to such funds or securities for any and all other claims on their part under the Indenture or with respect to such Debentures.

                  The Company, the Trustee, any paying agent and any Debenture registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Debenture registrar shall be affected by any notice to the contrary. So long as the Revenue Bond Trustee (as defined in the Indenture) is the sole registered holder of this Debenture, and has specified an account for such payments in writing to the Company, the Trustee and any paying agent, all payments of interest required hereunder shall be made by wire transfer.

                  No recourse shall be had for the payment of the principal of or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, trustee or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder hereof, as more fully provided in the Indenture.

                             ----------------------


                  AND WHEREAS, all acts and things necessary to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement, have been done and performed, and the execution of this Indenture and the issue hereunder of the Debentures have in all respects been duly authorized, and the Company, in the exercise of the legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver the Debentures;


                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  That in order to declare the terms and conditions upon which the Debentures are and are to be authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Debentures by the holders thereof and of the sum of one dollar to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debentures, as follows:


                                  ARTICLE ONE.

                                  Definitions.


                  Section 1.01. The terms defined in this Section (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference in such act defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture.

                  "Authority" shall mean the New Jersey Economic Development Authority.

                  "Board of Directors" shall mean the Board of Directors of the Company or any committee thereof duly authorized by the Board of Directors to act hereunder.

                  "Board Resolution" or "Resolution of the Board of Directors" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

                  "Company" shall mean Elizabethtown Water Company, and, subject to the provisions of Article Twelve, shall also include its successors and assigns.

                  "Debenture" or "Debentures" shall mean any Debenture or Debentures, as the case may be, authenticated and delivered under this Indenture.

                  The term "outstanding", when used with reference to Debentures, shall, subject to the provisions of Section 9.04 and Article Thirteen, mean, as of any particular time, all Debentures authenticated and delivered by the Trustee under this Indenture, except

                  (a)  Debentures   theretofore   canceled  by  the  Trustee  or
         delivered to the Trustee for cancellation;

                  (b) Debentures or portions thereof for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee, provided that if such Debentures or portions are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Four provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

                  (c) Debentures in lieu of or in substitution for which other Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.06, unless proof satisfactory to the Trustee is presented that any such Debentures are held by holders for value without notice of any defense.

                  "Debentureholder", "holder of Debentures", "holder", or other similar terms, shall mean the registered holder of any Debenture. The term "registered holder" shall mean the person or persons in whose name or names a particular Debenture shall be registered on the register kept for that purpose in accordance with the terms of this Indenture.

                  "Event of Default"  shall mean any event  specified in Section
7.01 continued for the period of time, if any, therein designated.

                  "Indenture" shall mean this instrument as originally executed, or, if amended or supplemented, as so amended or supplemented.

                  "Loan Agreement" shall mean the Loan Agreement dated as of December 1, 1989 between the Company and the Authority as supplemented and amended by a First Supplement to Loan Agreement dated as of October 1, 1990, a Second Supplement to Loan Agreement dated as of August 1, 1991 and a Third Supplement to Loan Agreement dated as of December 1, 1995 relating to, among other things, the issuance of $10,000,000 principal amount of 7.20% Water Facilities Bonds (Elizabethtown Water Company Project -- 1989 Series), $15,000,000 principal amount of 7 1/2% Water Facilities Refunding Bonds (Elizabethtown Water Company Project - - 1990 Series) and $10,500,000 principal amount of 6.60% Water Facilities Refunding Bonds (Elizabethtown Water Company Project - 1991 Series A) and $15,000,000 principal amount of 6.70% Water Facilities Refunding Bonds (Elizabethtown Water Company Project - 1991 Series B) and $40,000,000 principal amount of 5.60% Water Facilities Bonds (Elizabethtown Water Company Project - 1995 Series), or if further amended or supplemented, as so further amended or supplemented.

                  "Officers' Certificate" shall mean a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company. Each such certificate shall include the statements provided for in Section 15.06, if and to the extent required by the provisions thereof.

                  "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel who shall be satisfactory to the Trustee, and who may be an employee of or counsel to the Company. Each such opinion shall include the statements provided for in Section 15.06, if and to the extent required by the provisions thereof.

                  "Person" shall mean an individual, partnership, corporation, association, joint venture, trust or unincorporated association and shall include a government or political subdivision thereof and any governmental agency or public benefit corporation.

                  "Principal Corporate Trust Office" means the office of the Trustee in New York, New York at which any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 101 Barclay Street,

21st Floor, New York, New York 10286, Attention: Corporate Trust Trustee Administration, except that, with respect to presentation of Securities for payment or registration of transfers and exchanges and the location of the Security Registrar, such term means the office or agency of the Trustee in said city at which at any particular time its corporate agency business shall be conducted, which at the date hereof is located at 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Services Window.

                  "Project" shall mean those certain facilities of the Company financed pursuant to the Loan Agreement and described therein.

                  "Responsible Officer" when used with respect to the Trustee shall mean the chairman or vice chairman of the board of directors, the chairman of the executive committee, the president, any vice president, the secretary, the treasurer, any senior trust officer, any trust officer, any second or assistant vice president, any assistant secretary, any assistant treasurer, any assistant cashier, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Revenue  Bonds"  shall  mean  the   Authority's   $40,000,000
principal amount of 5.60% Water Facilities Refunding Bonds (Elizabethtown Water Company Project -- 1995 Series).

                  "Revenue Bond Indenture" shall mean the Indenture of Trust dated as of December 1, 1989 between the Authority and the Revenue Bond Trustee, as supplemented and amended by a First Supplement to Indenture of Trust dated as of October 1, 1990, a Second Supplement to Indenture of Trust dated as of August 1, 1991 and a Third Supplement to Indenture of Trust dated as of December 1, 1995, pursuant to which the Revenue Bonds are issued, or if further amended or supplemented, as so further amended or supplemented.

                  "Revenue Bond Trustee" shall mean the trustee under the Revenue Bond Indenture for the time being, whether original or successor.

                  "Trustee" shall mean the Trustee under this Indenture for the time being, whether original or successor.

                  "Trust Indenture Act of 1939", subject to the provisions of Sections 11.01 and 11.02, shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture.

                  Certain other terms are defined in Articles Two, Five, Seven and Eight.


                                  ARTICLE TWO.

               Description, Execution and Exchange of Debentures.


                  Section 2.01. The Debentures shall mature on December 1, 2025.

                  Section 2.02. The Debentures and the Trustee's certificate of authentication to be borne by the Debentures shall be substantially of the tenor and purport as in this Indenture above recited, and may have such letters, numbers or other marks of identification and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any law or regulation of any stock exchange on which the Debentures may be listed, or to conform to usage.

                  Section 2.03. The Debentures shall be issuable as registered Debentures without coupons in denominations of $5,000 and multiples thereof.

                  Each Debenture shall be dated the date of its authentication and shall bear interest, payable semi-annually on June and December 1 of each year from the most recent interest payment date to which interest has been paid or duly provided for (unless the date of such Debenture is the date to which interest on the Debentures has been paid or duly provided for, in which case from the date of such Debenture), or, if no interest has been paid or duly provided for on the Debentures, from December 1, 1995.

                  The persons in whose names Debentures are registered at the close of business on the record date with respect to a semi-annual interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of any Debenture upon any registration of transfer or exchange thereof subsequent to such record and prior to such interest payment date; provided, however, that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names the Debentures are registered at the close of business on the day preceding the date such defaulted interest is paid, unless a record date shall be fixed by the Company for the payment of such defaulted interest by notice given by mail by or on behalf of the Company to the holders of Debentures not less than 15 days preceding such record date, which record date shall not be more than 15 days before the date for such payment, then to the persons in whose names outstanding Debentures are registered on such record date. The term "record date" as used with respect to a semi-annual interest payment date shall mean the close of business on the May or November 15, as the case may be, next preceding such interest payment date, or if such May 15 or November 15 is not a business day, the business day next preceding such May 15 or November 15, the term "business day" meaning for this purpose a day which in The City of New York is not a day on which banking institutions are authorized by law to close.

                  Section 2.04. The Debentures shall be signed on behalf of the Company by its President or a Vice President, and by its Secretary or an Assistant Secretary, and its corporate seal, or a facsimile thereof, shall be thereon impressed or imprinted. The signature of any such President, Vice President, Secretary or Assistant Secretary may be facsimile. The Company may use the signature or facsimile signature or any person who shall be any such officer of the Company at the time of the execution of Debentures, irrespective of the date as of which the same shall be authenticated, or of any person who shall have been any such officer of the Company, notwithstanding the fact that at the time the Debentures shall be authenticated and delivered or disposed of, he shall have ceased to be such officer of the Company.

                  The Company may deliver Debentures executed by the Company to the Trustee for authentication. The Trustee shall thereupon authenticate and make available for delivery said Debentures to or upon the written orders of the Company. Only such Debentures as shall bear thereon a certificate of authentication substantially in the form herein before recited, executed by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

                  Section 2.05. The Company shall keep at the office or agency to be maintained by the Company as provided in Section 5.02 a register or registers in which, subject to such reasonable regulations as it may prescribe, it will register all Debentures, and upon due presentment for registration or transfer of any Debenture at such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Debenture or Debentures for a like aggregate principal amount of Debentures of any authorized denominations, bearing numbers not contemporaneously outstanding.

                  The several authorized denominations of Debentures shall be interchangeable in equal aggregate principal amounts.

Debentures to be exchanged shall be surrendered at the office or agency to be maintained by the Company for the purpose as provided in Section 5.02 and the Company shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Debenture or Debentures which the Debenture holder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

                  All Debentures presented or surrendered for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the registered holder or his attorney duly authorized in writing.

                  For any exchange or registration of transfer of Debentures, the Company, at its option, may require the payment of a sum sufficient to reimburse it for any tax or other governmental charge that may be imposed in relation thereto. No service shall be made for any such transaction.

                  The Company shall not be required to make registration of transfers or exchanges of Debentures for a period of fifteen days next preceding any selection of Debentures to be redeemed, nor shall it be required to make registration of transfers or exchange of any Debentures or portions thereof called or being called for redemption, except, in the case of any Debenture to be redeemed in part only, the portion thereof not being redeemed.

                  Section 2.06. In case any Debenture shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may issue a new Debenture of like tenor bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture or in lieu of and substitution for the Debenture so destroyed, lost or stolen. In every case the applicant for a substituted Debenture shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them, and, if requested, any paying agents and Debenture registrars of the Company, harmless from all risk, however remote, and the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the mutilation, destruction, loss or theft of the applicant's Debenture and of the ownership thereof. The Trustee shall authenticate any such substituted Debenture and deliver the same upon the written request or authorization of any officer of the Company. Upon the issue of any substituted Debenture, the Company may require the payment of a sum sufficient to cover any stamp tax or other governmental charge that may be imposed incident thereto and any other expenses, including counsel fees and expenses, of the Company, the Trustee and any paying agent or Debenture registrar, connected therewith. In case any Debenture which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debenture) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and evidence to the satisfaction of the Company and the Trustee of the mutilation, destruction, loss or theft of such Debenture and of the ownership thereof.

                  Every  Debenture  issued  pursuant to the  provisions  of this
Section in substitution for any Debenture which is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. All Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereinafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  Section 2.07. All Debentures surrendered for the purpose of payment, redemption, exchange or registration of transfer shall be delivered to the Trustee and canceled by it, and no Debentures shall be issued in lieu of any thereof except as expressly required or permitted by any of the provisions of this Indenture. With the consent of the Company, the Trustee may, but shall not be required to, destroy canceled Debentures and deliver a certificate thereof to the Company. If the Company shall acquire any of the Debentures, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are delivered to the Trustee, or surrendered to the Trustee, for cancellation.

                  Section 2.08. Nothing in this Indenture or in the Debentures, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and the holders of the Debentures, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained, all of the covenants, conditions and provisions herein being for the sole benefit of the parties hereto and of the holders of the Debentures.

                  Section 2.09. The Company in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to holders of Debentures; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                 ARTICLE THREE.

                              Issue of Debentures.


                  Section 3.01. Debentures not to exceed the aggregate principal amount of $40,000,000, except as provided in Section 2.06, may, upon the execution of this Indenture or from time to time thereafter, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures to or upon the written order of the Company signed by its President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary, without further action by the Company. As a general matter, the Debentures issued under this Indenture evidence indebtedness under the Loan Agreement and are not transferable except to a successor Revenue Bond Trustee.


                                 ARTICLE FOUR.

                           Redemption of Debentures.


                  Section 4.01. The Debentures are redeemable prior to maturity, in accordance with the provisions of this Article Four, at the principal amount thereof and accrued interest to the date fixed for redemption (but if the date fixed for redemption is a semi-annual interest payment date, the interest installment payable on such date shall be paid to the holder at the close of business on the record date for such interest payment date), together, in certain cases, with a premium, all as set forth in the form of Debenture provided for herein. The Trustee, upon the request of the Company (evidenced by a copy of a Board Resolution, delivered to the Trustee at least 60 days prior to the redemption date) and notification by the Revenue Bond Trustee, signed by a Vice President or Trust Officer (delivered to the Trustee at least 35 days prior to the redemption date), that an equal principal amount of Revenue Bonds are to be redeemed and specifying the premium, if any, to be paid on such redemption, shall, for and on behalf of and in the name of the Company, mail or cause to be mailed a notice of redemption with respect to the principal amount of Debentures specified in such request.

                  Section 4.02. In case of a redemption of a part only of the Debentures, the Trustee shall select the particular Debentures or parts thereof, which shall be $5,000 or multiples thereof, so to be redeemed according to such method as the Trustee shall deem proper in its discretion.

                  Notice of redemption to the holder of any Debenture which is to be redeemed in whole or in part shall be mailed by or on behalf of the Company, not less than thirty days prior to the date fixed for redemption, to him at his last address appearing upon the registry books.

                  Failure duly to give such notice by mailing to the holder of any Debenture designated for redemption in whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture.

                  The notice of redemption to each holder of Debentures to be redeemed shall specify the Debentures or parts thereof held by such holder to be redeemed, which shall be $5,000 or multiples thereof, the date fixed for redemption, the CUSIP numbers (if any) of such Debentures, the redemption price at which Debentures are to be redeemed and the place where payment of the redemption price is to be made upon surrender of the Debentures, and shall state that interest accrued to the date fixed for redemption will be paid in the manner specified in said notice, that from said date interest thereon will cease to accrue, and, in the case of any Debenture which is to be redeemed in part only, that on and after the redemption date, upon surrender of such Debenture, a new Debenture or Debentures of authorized denominations in aggregate principal amount equal to the unremedied portion of such Debenture will be issued. Such notice shall also state that it is subject to the receipt of the redemption moneys by the Trustee prior to the date fixed for redemption, and that such notice, and the Company's request to the Trustee to mail such notice, shall be of no effect unless such moneys are received prior to such date.

                  Section 4.03. Notice of redemption having been mailed, and the Trustee having prior to the date fixed for redemption specified in the notice of redemption received for the purpose an amount in cash sufficient to redeem all of the Debentures called for redemption, the Debentures called for redemption shall become due and payable on such date fixed for redemption.

                  Section 4.04. On and after the date fixed for redemption, if the moneys for the redemption of the Debentures to be redeemed shall have been received by the Trustee, such Debentures shall cease to bear interest. All moneys on deposit with the Trustee for the redemption of Debentures shall, subject to the provisions of Section 13.04 hereof, be held in trust for account of the holders of the Debentures so to be redeemed, and shall be paid to them, respectively, upon presentation and surrender of said Debentures.

                  If any Debenture of a denomination larger than $5,000 shall be called for redemption in part only, upon presentation of any such Debenture so called for redemption, the payment with respect to said Debenture shall be made and Debentures for the unpaid balance of the principal amount of the Debenture so presented shall be authenticated and delivered by the Trustee without charge therefor to the holder thereof. On and after the date fixed for such redemption, interest shall be payable only on the portion of such Debenture not so called for redemption and only such portion shall be deemed outstanding and continue to be entitled to the benefits of this Indenture.

                  Anything in this Indenture contained to the contrary notwithstanding, if the giving of the notice of redemption shall have been completed as provided in Section 4.02, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited in trust with the Trustee funds sufficient to redeem the Debentures (or parts thereof) to be redeemed on the date fixed for redemption, together with interest accrued to the date fixed for redemption, then all obligations of the Company in respect of such Debentures (or parts thereof) shall cease and be discharged and the holders of such Debentures or parts thereof) shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under this Indenture or in respect to such Debentures (or parts thereof).


                                 ARTICLE FIVE.

                      Particular Covenants of the Company.


                  The Company covenants as follows:

                  Section 5.01. The Company will duly and punctually pay or cause to be paid the principal of and interest on each of the Debentures at the time and place and in the manner provided herein and in the Debentures.

                  Section 5.02. As long as any of the Debentures remain outstanding, the Company will maintain an office or agency or offices or agencies in the Borough of Manhattan, City and State of New York, where the Debentures may be presented for registration of transfer and exchange as in this Indenture provided, and where notices and demands to or upon the Company in respect of the Debentures or of this Indenture may be served, and where the Debentures may be presented for payment. Until otherwise designated by the Company in a notice to the Trustee, such office or agency for all of the above purposes shall be the principal corporate trust office of the Trustee in the Borough of Manhattan, City and State of New York.

                  Section 5.03. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in
Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

                  Section 5.04. (a) If the Company shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

                  (1) that it will hold all sums held by it as such agent for the payment of the principal of, premium, if any, or interest on the Debentures (whether such sums have been paid to it by the Company or by any other obligor on the Debentures) in trust for the benefit of the holders of the Debentures, or of the Trustee, as the case may be,

                  (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Debentures) to make any payment of the principal of or interest on the Debentures when the same shall be due and payable, and

                  (3) that at any time during the continuance of any Event of Default upon the written request of the Trustee, it will forthwith pay to the Trustee all sums so held by such paying agent.

                  (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, premium, if any, or interest on, the Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Debentures, a sum sufficient to pay such principal, premium, if any, or interest so becoming due and payable and will notify the Trustee of any failure (by it or any other obligor on the Debentures) to take such action.

                  (c) Whenever the Company shall have one or more paying agents, it will, prior to each due date of the principal of, premium, if any, or interest on, the Debentures, deposit with a paying agent a sum sufficient to pay the principal, premium, if any, or interest, so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  (d) Anything in this Section to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

                  (e) Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 13.04 hereof.

                  Section 5.05. The Company covenants that, so long as any Debentures shall be outstanding under this Indenture, it will not create, assume or incur, or in any other manner become directly or indirectly liable in respect of, any indebtedness, in addition to its 7.20% Debentures due 2019, its 7-1/2% Debentures due 2020, its 6.60% Debentures due 2021, its 6.70% Debentures due 2021, its 8-3/4% Debentures due 2021, its 8% Debentures due 2022, its 7-1/4% Debentures due 2028 and the Debentures, except the following:

                  (a)  current  operating   liabilities  and  current  or  other
         obligations (other than for borrowed money) incurred in the ordinary course of business;

                  (b) Current Indebtedness;

                  (c)   indebtedness   (in  addition  to  that  referred  to  in
         subdivisions (a) and (b) above and (d) below) in an aggregate amount not in excess of $10,000,000 at any one time outstanding; and

                  (d) indebtedness (in addition to that referred to in subdivisions (a), (b) and (c) above) in an aggregate amount not in excess of the sum of $20,000,000 plus 65% of the Amount of Net Property Additions at the time the Company first becomes liable in respect of any such indebtedness.

                  The Company covenants that, so long as any Debentures shall be outstanding under this Indenture, it will not create, assume or incur, or in any manner become directly or indirectly liable in respect of, any indebtedness (in addition to its 7.20% Debentures due 2019, its 7-1/2% Debentures due 2020, its 6.60% Debentures due 2021, its 6.70% Debentures due 2021, its 8-3/4% Debentures due 2021, its 8% Debentures due 2002, its 7-1/4% Debentures due 2028, the Debentures and that referred to in subdivisions (a), (b) and (c) above), unless the Gross Income of the Company, for a period of 12 consecutive calendar months within the 15 calendar months immediately preceding the incurring by the Company of such indebtedness, shall have been at least equal to twice the Annual Interest Charges.

                  The term "Current Indebtedness" as used herein shall mean indebtedness in an aggregate amount not in excess of 20% of the total capitalization of the Company at the time and which is expressed to be payable on demand or to mature less than one year after the date of creation or issuance thereof. The total capitalization of the Company shall be deemed to consist of the sum of (i) the principal amount of all outstanding indebtedness of the Company represented by bonds, debentures, notes or other evidences of indebtedness (other than Current Indebtedness), (ii) the aggregate of the par or stated value represented by all issued and outstanding capital stock of all classes of the Company, including premiums received on the issue of such capital stock, and (iii) the surplus of the Company, including earned, capital, paid-in and other surplus.

                  The term "Amount of Net Property Additions" as used herein shall mean the balance, if any, remaining after deducting the Retirements from the Amount of Property Additions, as of any particular time.

                  The term "Amount of Property Additions" as used herein shall mean the Cost or, if less, the fair value to the Company at the time of the actual acquisition by the Company, of Property Additions.

                  The term "Property Additions" as used herein shall mean all tangible property owned by the Company and made, constructed or otherwise acquired by it subsequent to December 31, 1975, which the Company is authorized to acquire, own and operate and which is used or useful in the business of impounding, storing, transmitting, producing, manufacturing, transporting, distribution or supplying water for any and all purposes. Permanent improvements, extensions, additions or replacements in the process or construction or erection, shall be included as Property Additions as of any particular time, insofar as actually constructed or erected after December 31, 1975, and before such particular time. There shall not be included as Property Additions (a) Excepted Property, (b) going value or good will, as such, (c) any item of property retired the retirement of which has not been credited to utility plant account, (d) any item of property acquired to replace a similar item of property whose retirement has not been credited to utility plant account, or any item of property whose cost has been charged or is properly chargeable to repairs, maintenance or other operating expense account or whose cost has been charged or is not properly chargeable to utility plant account, or
(e) any property not located in the State of New Jersey or in a State contiguous thereto.

                  The term "Retirements" as used herein shall mean the Cost of Fundable Property which, subsequent to December 31, 1975, shall have become worn out or permanently unserviceable, or shall have been lost, sold, destroyed, abandoned, surrendered on lapse of title, taken by eminent domain, purchased by any governmental or public body pursuant to any right reserved to or vested in it, or otherwise disposed of by the Company or retired from service for any reason, or shall have permanently ceased to be used or useful in the business of the Company. Accounting adjustments of utility plant accounts or reclassification of utility plant accounts or amortization of any plant account to comply with any order of any regulatory body and which do not represent or reflect the permanent retirement from a plant account subsequent to December 31, 1975 of any Fundable Property shall not be included in Retirements.

                  The term "Fundable Property" as used herein shall mean (a) all property owned by the Company on December 31, 1975 (except such property as would not be included in Property Additions if acquired subsequent to December 31, 1975) and (b) Property Additions.

                  The term "Cost" as used herein, when used with respect to any particular property, shall mean the cost (or, if not known, estimated cost) thereof to the person first devoting it to public service, without deducting therefrom applicable reserves for depreciation and/or retirements and/or depletion and/or obsolescence. In determining Cost in cases in which property, part of which constitutes Fundable Property and part does not, is or has been acquired for a consideration not divided between such parts, or, in cases where the consideration given for property is not allocated to the various items of property acquired, the consideration may be allocated to the various parts and items of property acquired in any reasonable manner which is in accordance with the requirements of any systems of accounting with which the Company is compelled to comply by any provision of law, or, if there be no such requirements, in accordance with good accounting practice.

                  The term "Gross Income" as used herein shall mean gross operating revenues from all sources (whether or not subject to refund) after deducting therefrom operating expenses. In computing gross operating revenues, there shall be included net non-operating revenues, if any (including income from securities, whether of subsidiaries or not), in an amount not more than 20% of Gross Income after deducting therefrom net non-operating revenues. In computing operating expenses, there shall be included all operating expenses, including accruals for taxes (except that taxes on undistributed earnings, income and excess profits and any like taxes measured by income and charges in lieu of any thereof made because of the deferment in payment of any such tax shall be excluded from operating expenses, and any credit to income subsequently made on account of any such prior charge shall be excluded from gross operating revenues), rentals, insurance, actual charges for current repairs and maintenance and charges to expense or income to provide for depreciation, renewals, replacements, depletion or retirement of property and for property loss (but excluding interest, charges deducted in computing net non-operating revenues and charges to income for the amortization (i) of debt discount and expense and (ii) of utility plant account or amounts transferred therefrom). If any of the property owned by the Company at the time any computation of Gross Income is made shall have been acquired during or after any period for which Gross Income is to be computed, the Gross

Income of such property (computed in the manner in this Section provided for the computation of the Gross Income of the Company) during such period or such part of such period as shall have preceded the acquisition thereof, to the extent that the same have not otherwise been included and can be determined, shall be included in the Gross Income of the Company for all purposes of this Indenture, and the Gross Income which can be determined of any property disposed of by the Company during or after such period shall not be treated as Gross Income of the Company.

                  The term "Annual Interest Charges" as used herein shall mean the interest requirements for twelve months upon all indebtedness of the Company (including any indebtedness, whether or not created or assumed by the Company, on which the Company customarily pays interest charges or which is secured by a lien on any property of the Company, but excluding (a) indebtedness represented by customers' deposits, (b) current operating liabilities and current or other obligations (other than for borrowed money) incurred in the ordinary course of business, (c) indebtedness for the purchase, payment or redemption of which money in the necessary amount shall have been deposited in trust, and (d) Current Indebtedness) to be outstanding upon the incurring by the Company of the indebtedness in connection with which the computation is made.

                  Section 5.06. The Company covenants that, so long as any Debentures shall be outstanding under the Indenture, it will not at any time mortgage or pledge, or permit any other lien (other than Excepted Encumbrances) to become a lien on, any property owned by the Company just prior to such time, to secure any other indebtedness, without making effective provision whereby the Debentures shall (so long as any such other indebtedness shall be so secured) be secured (along with any other indebtedness similarly entitled to be equally and ratably secured) by a direct lien (on all the property, other than Excepted Property, owned by the Company just prior to the time such other lien shall have become a lien on any of the property of the Company) prior to the lien or liens securing any and all such other indebtedness; provided, however, that this restriction shall not be applicable to nor prevent

                  (a) the pledging by the Company of its assets as security for the payment of any tax, assessment or other similar charge demanded of the Company by any governmental authority or public body so long as the Company in good faith contests its liability to pay the same, or as security to be deposited with any governmental authority or public body for any purpose at any time required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege, license or right; or

                  (b) the pledging by the Company of any assets for the purpose of securing a stay or discharge or for any other purpose in the course of any legal proceeding in which the Company is a party; or

                  (c) making good faith deposits in connection with tenders, contracts or leases to which the Company is a party.

                  The Company covenants that, so long as any Debentures shall be outstanding under this Indenture, if, upon any consolidation or merger of the Company with or into any other corporation, or upon any sale or conveyance of all or substantially all of the property of the Company as an entirety, or upon any acquisition by the Company of the property of another corporation substantially as an entirety or upon any merger of any other corporation into the Company, any of the property (other than Excepted Property) owned by the Company just prior thereto, would thereupon become subject to any lien (other than Excepted Encumbrances), the Company, prior to such consolidation, merger, sale, conveyance or acquisition, will take appropriate action whereby the Debentures shall (so long as such property shall be subject to such lien) be secured (along with any other indebtedness similarly entitled to be equally and ratably secured) by a direct lien on such portion of the property of the Company prior to all other liens, other than Excepted Encumbrances and other than any liens existing thereon just prior to such consolidation, merger, sale, conveyance or acquisition.

                  Any instrument creating a lien pursuant to the requirements of this Section shall contain reasonable and customary provisions for the enforcement of such lien and for the release of, or substitution for, the property subjected to such lien. Such direct lien shall be evidenced by an appropriate instrument or instruments executed and delivered to the Trustee (or to the extent legally necessary, to another trustee as additional or separate trustee). The Trustee, subject to the provisions of Section 8.01 hereof, may receive an Opinion of Counsel as conclusive evidence that any such instrument is in customary form and complies with the foregoing provisions of this paragraph; and the Trustee shall not be under any duty or responsibility to any holder of any Debenture with respect to the form, validity or enforceability of any such instrument which it may accept in reliance in good faith upon any such opinion.

                  If the Company shall fail to create a direct lien to secure the Debentures, as required by the foregoing provisions of this Section, an equitable lien shall exist to the same extent and on the same property as though the Company had created such direct lien.

                  The term "Excepted Encumbrances" as used herein shall mean as of any particular time any of the following:

                      (i) liens for taxes, assessments or governmental charges not delinquent and liens for workmen's compensation awards and similar obligations not delinquent and liens for taxes, assessments or governmental charges delinquent but the validity of which is being contested at the time by the Company in good faith by appropriate proceedings diligently conducted;

                      (ii) any liens securing indebtedness neither assumed nor guaranteed by the Company nor on which it customarily pays interest, existing in or relating to real estate acquired by the Company for transmission, distribution or right-of-way purposes, or in connection with its usual operations;

                      (iii) easements or reservations in any property of the Company created for the purpose of roads, railroads, railroadside tracks, electric lines, pipe lines, sewers, water and gas transmission and distribution mains, conduits, water rights of the State of New Jersey or others, building and use restrictions and defects of title to, or leases of, any parts of the property of the Company which do not in the opinion of the Company's counsel materially impair the use of the property as an entirety in the operation of the business of the Company;

                      (iv) undetermined  liens and charges incidental to current
         construction,   including  mechanics',  laborers',   materialmen's  and
         similar liens not delinquent;

                      (v) any obligations or duties affecting the property of the Company to any municipality or public authority with respect to any franchise, grant, license, permit or certificate;

                      (vi) rights reserved to or vested in any municipality or public authority to control or regulate any property of the Company or to use such property in a manner which does not materially impair the use of such property for the purposes for which it is held by the Company;

                      (vii) judgments in course of appeal or otherwise in contest and secured by sufficient bond or security;

                      (viii) any irregularities in or deficiencies of title to any rights of way for mains or pipes and/or appurtenances thereto or other improvements thereon and to any real estate used or to be used primarily for right of way purposes, provided that the Company shall have obtained from the apparent owner of the lands or estates covered by any such right of way an instrument purporting by its terms to grant the use thereof for the construction, operation or maintenance of such main, pipe, appurtenance or improvement for which the same are used or are to be used, or provided that the Company has power, under eminent domain or similar statutes, to remove such irregularities or deficiencies; or

                      (ix) any other lien on any property owned by the Company to secure any indebtedness so long as the aggregate principal amount of all such indebtedness is not in excess of $10,000,000.

                  The term "Excepted Property" as used herein shall mean (a) cash, bonds, stocks, obligations and other securities; (b) choses in action, accounts and bills receivable, judgments and other evidences of indebtedness and contracts, leases and operating agreements; (c) stock in trade, merchandise, equipment, apparatus, materials or supplies manufactured or acquired for the purpose of sale and/or resale in the usual course of business or consumable in the operation of any of the properties of the Company or held for the purpose of repairing or replacing (in whole or in part) any rolling stock, buses, motor coaches, trucks, automobiles or other vehicles or aircraft; (d) timber, gas, oil, minerals (including developed and undeveloped natural gas reserves and natural gas in underground storage or otherwise), mineral rights and royalties;
(e) materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business;
(f) office furniture and equipment, tools, rolling stock, buses, motor coaches, trucks, automobiles and other vehicles and aircraft; and (g) the Company's franchise to be a corporation.

                  Section 5.07. The Company covenants that, so long as any Debentures shall be outstanding under this Indenture, it will not declare or pay any dividends or make any other distribution (except dividends payable or distributions made in shares of capital stock of the Company) on or in respect of any of its Common Stock, or purchase or otherwise acquire for a consideration any shares of its Common Stock (except out of the proceeds derived from the sale of additional shares of its Common Stock subsequent to November 30, 1995), if the aggregate of such dividends and distributions and such consideration for purchase or other acquisition of shares of its Common Stock made by the Company after December 31, 1975 would exceed the sum of (a) the earned surplus of the Company accumulated after December 31, 1975 and determined without any deduction on account of such dividends, distributions or acquisitions and (b) $10,000,000. The term "consideration" as used in this Section shall mean cash or fair value if the consideration be other than cash. Charges to earned surplus with corresponding credits to utility plant acquisition adjustment account or utility plant adjustment account or any similar account or to any reserve for the purpose of ultimately disposing thereof and any provisions for amortization of any amounts included in utility plant acquisition account or utility plant adjustment account or in any similar account shall be disregarded in determining earned surplus accumulated after December 31, 1975.

                  Section 5.08. The Company covenants that, so long as any Debentures shall be outstanding under this Indenture, if the

Proceeds of Released Property in any period of 12 consecutive calendar months shall amount to $5,000,000 or more, and if, immediately subsequent to the receipt of such $5,000,000 (or the part hereof making the total thereof $5,000,000 or more), the ratio of the aggregate principal amount of all outstanding indebtedness of the Company represented by bonds, debentures, notes or other evidences of indebtedness (other than Current Indebtedness) to the net book value of the Company's utility plant accounts exceeds 60%, then the Company will use such Proceeds of Released Property to redeem Debentures or to redeem or to redeem 7.20% Debentures due 2019 issued by the Company (herein called the "7.20% Debentures due 2019") or to redeem 7-1/2% Debentures due 2020 issued by the Company (herein called the "7-1/2% Debentures due 2020") or to redeem 6.60% Debentures due 2021 issued by the Company (herein called the "6.60% Debentures due 2021") or to redeem 6.70% Debentures due 2021 issued by the Company (herein called the "6.70% Debentures due 2021") or to redeem 8-3/4% Debentures due 2021 issued by the Company (herein called the "8-3/4% Debentures due 2021") or to redeem 8% Debentures due 2022 issued by the Company (herein called the "8% Debentures due 2022") or to redeem 7-1/4% Debentures due 2028 issued by the Company (herein called the "7- 1/4% Debentures due 2028") or to redeem other debentures issued by the Company under indentures having a provision substantially similar to this Section 5.08 ("Subsequent Debentures") at the earliest practicable date at a redemption price equal to the principal amount thereof plus accrued interest to the date of redemption; provided, however, that the Company shall not be required so to use any part of such Proceeds of Released Property as to which the Company shall have given to the Trustee (within 30 days after such receipt) an Officers' Certificate stating that the Company intends, within a period of one year thereafter, to apply such part to the making, constructing or otherwise acquiring of Property Additions. If any such Officers' Certificate shall so state, the Company covenants so to apply such part within such one year as stated in such Officers' Certificate or, to the extent that it does not so apply such part, to use such part within such one year to redeem Debentures or to redeem 7.20% Debentures due 2019 or to redeem 7-1/2% Debentures due 2020 or to redeem 6.60% Debentures due 2021 or to redeem 6.70% Debentures due 2021 or to redeem 8-3/4% Debentures due 2021 or to redeem 8% Debentures due 2022 or to redeem 7-1/4% Debentures due 2028 or to redeem Subsequent Debentures.

                  In lieu of using any such Proceeds of Released Property for redemption as aforesaid, the Company may deliver to the Trustee for cancellation Debentures or may deliver for cancellation to the trustee under the indenture pursuant to which the 7.20% Debentures due 2019 were issued 7.20% Debentures due 2019, or may deliver for cancellation to the trustee under the indenture pursuant to which the 7 1/2% Debentures due 2020 were issued 7-1/2% Debentures due 2020, or may deliver for cancellation to the trustee under the indenture pursuant to which the 6.60% Debentures due 2021 were issued 6.60% Debentures due

2021, or may deliver for cancellation to the Trustee under the indenture pursuant to which the 6.70% Debentures due 2021 were issued 6.70% Debentures due 2021, or may deliver for cancellation to the trustee under the indenture pursuant to which the 8-3/4% Debentures due 2021 were issued 8-3/4% Debentures due 2021, or may deliver for cancellation to the trustee under the indenture pursuant to which the 8% Debentures due 2022 were issued 8% Debentures due 2022, or may deliver for cancellation to the trustee under the indenture pursuant to which the 7-1/4% Debentures due 2028 were issued 7-1/4% Debentures due 2028, or may deliver for cancellation to the trustee under any indenture pursuant to which any Subsequent Debentures were issued such Subsequent Debentures, in each case with all unmatured coupons, if any, appertaining thereto, theretofore reacquired by the Company and not theretofore so delivered, and in any such case the obligation of the Company to use such Proceeds of Released Property for redemption shall be reduced to the extent of the aggregate principal amount of Debentures or the 7.20% Debentures due 2019 or 7 1/2% Debentures due 2020 or
6.60 Debentures due 2021 or 6.70% Debentures due 2021 or 8-3/4% Debentures due 2021 or 8% Debentures due 2022 or 7-1/4% Debentures due 2028 or Subsequent Debentures so delivered. All Debentures so delivered to the Trustee shall be canceled by the Trustee.

                  The term "Proceeds of Released Property" as used herein and in the Debentures shall mean the aggregate amount of the consideration received or to be received by the Company on the actual sale or other actual disposition (subsequent to the execution of this Indenture) of any property included in utility plant accounts (including therein an amount equivalent to any part of such consideration consisting of other than cash at the fair value thereof to the Company at the time of such sale or other disposition, as determined in good faith by the Board of Directors of the Company, and excluding therefrom an amount equivalent to any consideration received or to be received by the Company on the sale or other disposition of any property (i) which property shall have become worn out or permanently unserviceable and the book value of which shall have been credited to utility plant accounts upon the retirement thereof or (ii) to the extent that the consideration so received or to be received shall constitute Property Additions) after deducting from such amount, to the extent paid or payable by the Company, all expenses and all taxes (including income taxes, if any) upon or in respect of any such sale or other disposition.

                  Section 5.09. The Company will deliver to the Trustee within 120 days after the end of each fiscal year of the Company the Officers'
Certificate  required  by Section  314(a)(4)  of the Trust  Indenture  Act.  See
Section 314(a)(4) of the Trust Indenture Act.

                  Section 5.10. The Company will deliver to the Trustee true and correct copies of the Loan Agreement and the Revenue

Bond Indenture as originally executed and all amendments or supplements thereto.


                                  ARTICLE SIX.

                     Debentureholders' Lists and Reports by
                          the Company and the Trustee.


                  Section 6.01. The Company shall deliver to the Trustee, semi-annually, not more than 15 days after each record date, the information required by Section 312(a) of the Trust Indenture Act. See Section 312 of the Trust Indenture Act.

                  Section 6.02. See Section 312 of the Trust Indenture Act.

                  Section 6.03. See Section 314(a) of the Trust Indenture Act.

                  Section 6.04. On or before June 1 in each year, beginning June 1, 1996, so long as any Debentures are outstanding hereunder, the Trustee shall transmit by mail to the Debentureholders the report required by Section 313(a) of the Trust Indenture Act, if such report is required. See Trust Indenture Act Sections 311(b) and 313.


                                 ARTICLE SEVEN.

                          Remedies of the Trustee and
                     Debentureholders on Event of Default.


                  Section 7.01. In case one or more of the following Events of Default shall have occurred and be continuing, that is to say:

                  (a) default in the due and punctual payment of any installment of interest upon any of the Debentures as and when the same shall become due and payable, and continuance of such default for a period of thirty days; or

                  (b) default in the due and punctual payment of the principal of any of the Debentures as and when the same shall become due and payable either at maturity, by declaration as authorized by this Indenture, or otherwise; or

                  (c) failure on the part of the Company duly to observe or perform any other of the covenants, conditions or agreements on the part of the Company in the Debentures or in this Indenture contained for a period of sixty days after

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         the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Debentures at the time outstanding; or

                  (d) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization of the Company under Title 11, United States Code or any other similar applicable Federal or State law, and such decree or order shall have continued undischarged and unstayed for a period of sixty days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of all or substantially all of its property, or for the winding up or liquidation of its affairs shall have been entered, and such decree or order shall have remained in force undischarged and unstayed for a period of sixty days; or

                  (e) the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under Title 11, United States Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of all or substantially all of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

                  (f) an event of default, as defined in (i) any indenture or trust agreement securing or protecting any debt of the Company now or hereafter outstanding aggregating more than $10,000,000, or (ii) in the Revenue Bond Indenture, shall happen and be then continuing and such debt shall be or become due and payable, prior to the date on which the same would otherwise become due and payable, provided that, in the case of clause (i), such acceleration shall not be rescinded or annulled within ten days after written notice thereof to the Company from the Trustee or to the Company and the Trustee from the holders of not less than 25% in principal amount of the Debentures then outstanding hereunder;

then and in each and every such case, so long as such Event of Default shall not have been remedied, unless the principal of all the Debentures shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding hereunder, by

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notice  in  writing  to  the  Company  (and  to  the  Trustee  if  given  by the
Debentureholders), may declare the principal of all the Debentures then outstanding to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due payable, anything in this Indenture or in the said Debentures contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of the Debentures shall have been so declared due and payable, but before the Debentures shall have become due by their terms and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Debentures then outstanding and the principal of any and all Debentures then outstanding which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Debentures to the date of such payment or deposit) and the amount payable to the Trustee under Section 8.06, and any and all defaults under the Indenture, other than the nonpayment of principal on Debentures then outstanding which shall not have become due by their terms, shall have been remedied or provisions shall have been made therefor to the satisfaction of the Trustee -- then and in every such case the holders of a majority in aggregate principal amount of the Debentures then outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

                  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken, subject to any applicable order or ruling in a court of competent jurisdiction.

                  Section 7.02. The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Debentures, as and when the same shall become due and payable, and such default shall have continued for a period of thirty days, or (2) in case default shall be made in the payment of the principal of any of the Debentures when the same shall have become due and payable, whether upon maturity of the Debentures or upon declaration as authorized by this Indenture or otherwise -- then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders

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of the Debentures then outstanding, the whole amount that then shall have become due and payable on all such Debentures for principal or interest, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 8.06.

                  In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Debentures and collect in the manner provided and to the extent permitted by law out of the property of the Company or other obligor upon the Debentures wherever situated the monies adjudged or decreed to be payable.

                  The Trustee shall be entitled and empowered, either in its own name or as trustee of an express trust, or as attorney-in-fact for the holders of the Debentures, or in any one or more of such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the holders of the Debentures allowed in any equity receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other judicial proceedings relative to the Company or any other obligor on the Debentures or their creditors, or affecting their property. The Trustee is hereby irrevocably appointed (and the successive respective holders of the Debentures by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective holders of the Debentures, with authority to make and file in the respective names of the holders of the Debentures or on behalf of the holders of the Debentures as a class, subject to deduction from any such claims of the amounts of any claims filed by any of the holders of the Debentures themselves, any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such holders of the Debentures as may be necessary or advisable in the opinion of the Trustee in order to have the respective claims of the Trustee and of the holders of the Debentures against the Company or its property allowed in any such proceeding, and to receive payment of or on account of such claims; provided, however, that nothing contained in this Indenture shall be deemed to give to the Trustee any

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right to accept or consent to any plan of  reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Debentureholder.

                  All rights of action and of asserting claims under this Indenture, or under any of the Debentures, may be enforced by the Trustee without the possession of any of the Debentures, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Debentures, subject to the provisions of this Indenture.

                  In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                  Section 7.03. Any monies  collected by the Trustee pursuant to
Section 7.02, shall be applied in the order following, at the date or dates fixed by the Trustee, upon presentation of the several Debentures, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                  First: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 8.06;

                  Second: In case the principal of the outstanding Debentures shall not have become due and be unpaid, to the payment of interest on the Debentures, in the order of the maturity of the installments of such interest, with interest (so far as may be lawful and if such interest has been collected by the Trustee) upon the overdue installments of interest at the rate per annum expressed in the Debentures, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                  Third: In case the principal of the outstanding Debentures shall have become due, by declaration as authorized by this Indenture or otherwise, to the payment of the whole amount then owing and unpaid upon the Debentures for principal and interest, with interest on the overdue principal and (so far as may be lawful and if such interest has been collected by the Trustee) upon overdue installments of interest at the rate per annum expressed in the

         Debentures; and in case such monies shall be insufficient to pay in full the whole amount so due and unpaid upon the Debentures, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Debenture over any other Debenture, ratably to the aggregate of such principal and accrued and unpaid interest; and

                  Fourth: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

                  Section 7.04. Except as otherwise expressly provided in this Section, no holder of any Debenture shall have any right by virtue or by availing of any provision in this Indenture or otherwise to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, for the appointment of a receiver or trustee, for the execution of any trust or power hereof, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding shall have made written request upon the Trustee either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name as trustee hereunder and shall have offered or caused the holders of the Revenue Bonds to have offered, to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee within a reasonable time (which in no event shall be less than sixty days) after its receipt of such notice, request and offer of indemnity, shall have failed to proceed to exercise such powers or to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by the taker and holder of every Debenture with every other taker and holder and the Trustee, that no one or more holders of Debentures shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures. For the protection and enforcement of the provisions of this Section, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Nothing herein contained shall, however, affect or impair the right, which is absolute and unconditional, of any

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Debentureholder  to receive and to institute  suit to enforce the payment of the principal of and interest on his Debentures at and after the respective due dates (including, subject to the provisions of Section 7.01, maturity by declaration pursuant to this Indenture or otherwise) of such principal or interest, or the obligation of the Company, which is also absolute and unconditional, to pay the principal of and interest on each of the Debentures to the respective holders thereof at the times and places in the Debentures expressed.

                  Section 7.05. No delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 7.04, every power and remedy given by this Article or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

                  Section  7.06.  See Section  316(a)(1) of the Trust  Indenture
Act.

                  Section 7.07. See Section 315(b) of the Trust Indenture Act.

                  Section 7.08. See Section 315(e) of the Trust Indenture Act.


                                 ARTICLE EIGHT.

                            Concerning the Trustee.


                  Section 8.01. See Trust Indenture Act, including Section 315(a), (b), (c) and (d) thereof.

                  Section 8.02. Except as otherwise provided in Section 8.01:

                  (a) The Trustee may rely and shall be  protected  in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture or other paper or document, including without limitation documents delivered to it pursuant to Section 5.10 (which documents the Trustee may rely on as not being amended or supplemented other than to the extent any amendments or supplements have been delivered to it) believed by it to be genuine and to have been signed or presented by the proper party or parties;

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                  (b) Any  request,  direction,  order or demand of the  Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                  (c) The Trustee may consult with counsel of its selection and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (d) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders, pursuant to the provisions of this Indenture, unless such Debentureholders or the holders of the Revenue Bonds shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (e) The Trustee shall not be personally liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (f) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture or other paper or document unless requested in writing so to do by the holders of not less than a majority in principal amount of the Debentures then outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

                  (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it hereunder; and

                  (h) None of the provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  Section 8.03. The recitals contained herein and in the Debentures (other than the certificate of authentication on the Debentures) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of any of the Debentures or of the proceeds of such Debentures, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture, or for the use or application of any moneys received by any paying agent.

                  Section 8.04. The Trustee or any paying agent or any Debenture registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee, paying agent or Debenture registrar.

                  Section 8.05. Subject to the provisions of Section 13.04, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree in writing with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by its President, a Vice President, its Treasurer or an Assistant Treasurer.

                  Section 8.06. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall from time to time agree to in writing (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any and all loss, damage, claims, liability or expense incurred without negligence or bad faith on the part of the Trustee, and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify the Trustee shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debentures.

                  Section 8.07. Except as otherwise provided in Section 8.01, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an Officers' Certificate, and such certificate shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

                  Section 8.08. See Section 310(b) of the Trust Indenture Act. In addition, excluded from the operation of Section 310(b)(1) of the Trust Indenture Act are the following: the Indenture dated as of December 1, 1989 between the Company and Citibank, N.A., Trustee, pursuant to which the Company's 7.20% Debentures due 2019 are outstanding, the Indenture dated as of October 1, 1990 between the Company and Citibank, N.A., Trustee, pursuant to which the Company's 7 1/2% Debentures due 2020 are outstanding, the Indenture dated as of August 1, 1991 between the Company and The Bank of New York, Trustee, pursuant to which the Company's 6.60% Debentures due 2021 are outstanding, and the Indenture dated as of August 1, 1991 between the Company and The Bank of New York, Trustee, pursuant to which the Company's 6.70.% Debentures due 2021 are outstanding, the Indenture dated as of October 1, 1991 between the Company and The Bank of New York, Trustee, pursuant to which the Company's 8- 3/4.% Debentures due 2021 are outstanding, the Indenture dated as of September 1, 1992 between the Company and The Bank of New York, Trustee, pursuant to which the Company's 8% Debentures due 2022 are outstanding, and the Indenture dated as of November 1, 1993 between the Company and The Bank of New York, Trustee,

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

pursuant to which the Company's 7-1/4% Debentures due 2028 are outstanding.

                  Section 8.09. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State or Territory or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.10.

                  Section 8.10. (a) The Trustee, or any successor hereafter appointed, may at any time resign and be discharged from the trust hereby created by mailing notice thereof to the Company and to the Debentureholders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of Section 6.02(a) hereof. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within thirty days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 7.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b) In case at any time any of the following shall occur--

                           (1) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months, or

                           (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 and shall fail to resign after written request therefor by the Company or by any such Debentureholder, or

                           (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.08, any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (c) The holders of a majority in aggregate principal amount of the Debentures at the time outstanding may at any time remove the Trustee and appoint a successor trustee.

                  (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

                  Section 8.11. Any successor  trustee  appointed as provided in
Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall, nevertheless, at the written request of the successor trustee, and upon payment of any amount then due it pursuant to Section 8.06, pay over to the successor trustee all moneys at the time held by it hereunder; and the Company and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. Any Trustee ceasing to act shall nevertheless retain a lien on all funds held or collected by such Trustee to secure any amount due it pursuant to Section 8.06.

                  No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Section 8.09.

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Debentureholders at their last addresses appearing upon the register. If the Company fails to mail such notice in the prescribed manner within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

                  Section 8.12. Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Section 8.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Debentures shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Debentures so authenticated; and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee may authenticate such Debentures either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Debentures or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor trustee or authenticate Debentures in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  Section 8.13. See Section 311 of the Trust Indenture Act.

                                 ARTICLE NINE.

                        Concerning the Debentureholders.


                  Section 9.01. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Debentureholders in person or by attorney or proxy appointed in writing, or (b) by the record of the holders of Debentures voting in favor thereof at any meeting of Debentureholders duly called and held in accordance with the provisions of Article Ten, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Debentureholders.

                  Section 9.02. Subject to the provisions of Section 8.01, proof of the execution of any instrument by a Debentureholder or his attorney or proxy and proof of the holding by any person of any of the Debentures shall be sufficient for any purpose of this Indenture if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Debentures shall be proved by the register of such Debentures or by a certificate of the Debenture registrar.

                  The record of any Debentureholders' meeting shall be proved in the manner provided in Section 10.06.

                  Section 9.03. The Company, the Trustee, any paying agent and any Debenture registrar may deem and treat the person in whose name any Debenture shall be registered upon the register as the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notice of ownership or writing thereon), for the purpose of receiving payment of or on account of the principal of and interest and premium, if any, on such Debenture and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Debenture registrar shall be affected by any notice to the contrary. All such payments so made to any such registered holder, for the time being or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Debenture.

                  Section 9.04. In determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent or waiver under this

Indenture, Debentures which are owned by the Company or any other obligor on the Debentures or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Debentures which the Trustee knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

                  Section 9.05. Any demand, request, waiver, consent or vote of the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture, and of any Debenture issued in exchange therefor or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Debenture. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Debentures.


                                  ARTICLE TEN.

                          Debentureholders' Meetings.


                  Section 10.01. A meeting of Debentureholders may be called at any time and from time to time pursuant to the provisions of this Article Ten for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Debentureholders pursuant to any of the provisions of Article Seven;

                  (2) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article Eight;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

                  (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Debentures under any other provision of this Indenture, or authorized or permitted by law.

                  Section 10.02. The Trustee may at any time call a meeting of Debentureholders to take any action specified in Section 10.01, to be held at such time and at such place in the Borough of Manhattan, City and State of New York, as the Trustee shall determine. Notice of every meeting of the Debentureholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed not less than fifteen days prior to the date fixed for the meeting to the Debentureholders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of Section 6.02(a) hereof or obtained in accordance with the provisions of Section 6.01 hereof.

                  Any meeting of Debentureholders shall be valid without notice if the holders of all Debentures then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Debentures outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

                  Section 10.03. In case at any time the Company, pursuant to a resolution of its Board of Directors or the holders of at least 20% in aggregate principal amount of the Debentures then outstanding, shall request the Trustee to call a meeting of Debentureholders to take any action specified in Section 10.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting and the time and place in the Borough of Manhattan, City and State of New York, for such meeting, the Trustee shall mail notice of such meeting as provided in Section 10.02 within twenty days after receipt of such request.

                  Section 10.04. To be entitled to vote at any meeting of Debentureholders a person shall (a) be a holder of one or more Debentures or (b) be a person appointed by an instrument in writing as proxy for the holder or holders of Debentures by a holder of one or more Debentures. The only persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                  Section 10.05. Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Debentureholders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of Debentures shall be proved in the manner specified in Section 9.02 and the appointment of any proxy shall be proved in the manner specified in Section 9.02. Pursuant to the foregoing authority the Trustee may fix, in advance, a date as a record date for determining the Debentureholders entitled to notice of, or to vote at, any meeting, such date to be not less than fifteen nor more than forty-five days prior to the date fixed for such meeting.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by request of the Company or Debentureholders as provided in Section 10.03, in which case the Company or such Debentureholders, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Debentures represented at the meeting and entitled to vote.

                  Subject to the provisions of Section 9.04, at any meeting each Debentureholder or proxy shall be entitled to one vote for each $1,000 principal amount of Debentures, provided, however, that no vote shall be cast or counted at any meeting in respect of any Debentures challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Debentureholders. Any meeting of Debentureholders duly called pursuant to the provisions of Section 10.02 or 10.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

                  Section 10.06. The vote upon any resolution submitted to any meeting of Debentureholders shall be by written ballots on which shall be subscribed the signatures of the holders of Debentures or of their representatives by proxy. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more person having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.02. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                  Section 10.07. Nothing in this Article Ten contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debentureholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Debentureholders under any of the provisions of this Indenture or of the Debentures.


                                ARTICLE ELEVEN.

                            Supplemental Indentures.


                  Section 11.01. The Company, when authorized by a resolution of its Board of Directors, and the Trustee, subject to the conditions and restrictions of this Indenture contained, may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as then in effect) for one or more of the following purposes:

                  (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Twelve;

                  (b) to add to the covenants and agreements of the Company in this Indenture contained such further covenants and agreements thereafter to be observed, and to surrender any right or power herein reserved to or conferred upon the Company; and

                  (c) to cure any ambiguity or to correct or supplement any defective or inconsistent provisions contained in this Indenture or in any supplemental indenture.

                  The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the

Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 11.02.

                  Section 11.02. With the consent (evidenced as provided in Section 9.01) of the holders (or persons entitled to vote, or to give consents respecting the same) of more than 50% in aggregate principal amount of the Debentures at the time outstanding, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights and obligations of the holders of the Debentures and of the Company; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debenture, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, without the consent of the holder of each Debenture so affected, or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding.

                  Upon the request of the Company, accompanied by a copy of a resolution of its Board of Directors certified by the secretary or an assistant secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debentureholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

                  It  shall   not  be   necessary   for  the   consent   of  the
Debentureholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to all Debentureholders at their last addresses appearing upon the register. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  Section 11.03. Upon the execution of any supplemental indenture pursuant to the provisions of this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  Section 11.04. Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article, or after any action taken at a Debentureholders' meeting pursuant to Article Ten, may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture or as to any action taken at any such meeting; and, in such case, suitable notation may be made upon outstanding Debentures after proper presentation and demand. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture, or to any action taken at any such meeting, may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Debentures then outstanding, upon demand of, and without cost to, the holders thereof, upon surrender of such Debentures.

                  Section  11.05.  The  Trustee,  subject to the  provisions  of
Section 8.01, may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Eleven is authorized or permitted by the terms of this Indenture and that it is not inconsistent therewith.


                                ARTICLE TWELVE.

                        Consolidation, Merger and Sale.


                  Section 12.01. Nothing contained in this Indenture or in any of the Debentures shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance (or successive sales or conveyances) of the property and assets of the Company (or of its successor or successors) as an entirety or substantially as an entirety, to any other corporation (whether or not affiliated with the Company) authorized to acquire the same; provided, however, and the Company hereby covenants and agrees that, upon any such consolidation, merger, sale or conveyance, the due and punctual payment of the principal of and interest on all the Debentures, according to their tenor, and the due and punctual performance and observance of all the terms, covenants and conditions of this Indenture to be kept or performed by the Company, shall be expressly assumed, by indenture supplemental hereto, satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired such property and assets. In the event of any such sale or conveyance the predecessor Company may be dissolved, wound up and liquidated at any time thereafter.

                  Section 12.02. In case of any such consolidation, merger, sale or conveyance and upon the execution by the successor corporation of an indenture supplemental hereto, as provided in Section 12.01, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may issue either in its own name or in the name of the Company, with such suitable reference, if any, to such consolidation, merger, sale or conveyance as may be required by the Trustee, any or all of the Debentures issuable hereunder which theretofore shall not have been issued by the Company and delivered to the Trustee; and, upon the written order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Debentures which previously shall have been executed by the Company and any Debentures which such successor corporation thereafter shall cause to be executed in accordance with the provisions of this Indenture and delivered to the Trustee for that purpose. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof.

                  In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate).

                  Nothing contained in this Indenture or in any of the Debentures shall prevent the Company from consolidating with, or merging into itself, or acquiring by purchase or otherwise all or any part of the property of, any other corporation (whether or not affiliated with the Company).

                  Section  12.03.  The  Trustee,  subject to the  provisions  of
Section 8.01, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article.


                               ARTICLE THIRTEEN.

           Satisfaction and Discharge of Indenture; Deposited Moneys.


                  Section 13.01.  If:

                  (1) Either (i) the Company shall deliver to the Trustee for cancellation all Debentures (other than Debentures deemed not to be outstanding under clause (c) of the definition thereof) not theretofore canceled or delivered to the Trustee for cancellation, or (ii) the Company shall have deposited in trust with the Trustee cash sufficient to pay at maturity or upon redemption (after notice of redemption has been duly given or provided for) all of the Debentures (other than Debentures deemed not to be outstanding under clause (c) of the definition thereof) not theretofore canceled or delivered to the Trustee for cancellation, including principal, premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, or (iii) the Company shall have deposited in trust with the Trustee direct obligations of the United States or obligations the principal of and interest on which are fully guaranteed by the United States, and which are not subject to prepayment, redemption or call prior to their stated maturity, in such amounts and maturing at such times that the proceeds of said obligations, together with the income that can be predetermined will accrue thereon by reference to the terms thereof (without consideration of any reinvestment thereof), to be received upon their respective maturities and interest payment dates will provide funds sufficient to pay the principal, premium, if any, and interest due or to become due to the date of maturity or to the redemption date, as the case may be, with respect to all of the Debentures (other than Debentures deemed not to be outstanding under clause (c) of the definition thereof) not theretofore canceled or delivered to the Trustee for cancellation, provided that the Trustee shall have been irrevocably instructed to apply the proceeds of said obligations to the payment of such principal, premium and interest with respect to such Debentures, or (iv) the Company shall have deposited in trust with the Trustee any combination of cash or obligations referred to in (ii) and (iii),

                  (2) the Company shall pay or cause to be paid all other sums payable with respect to the Debentures, and

                  (3) the Company shall deliver to the Trustee and the Revenue Bond Trustee an Officers' Certificate and an Opinion of

Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on the Debentures have been complied with, then

                  (a) this Indenture shall cease to be of further effect (except as otherwise provided herein) and on or after such maturity date or redemption date, as the case may be, the Trustee, on demand of, and at the expense of, the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture; and

                  (b)  all   obligations  of  the  Company  in  respect  of  the
         Debentures shall cease and be discharged and the holders of such Debentures shall thereafter be restricted exclusively to such funds for any and all claims of whatever nature on their part under this Indenture or with respect to such Debentures; provided, however, that, in no event shall the Company be discharged from (i) any payment obligation in respect of Debentures deemed not to be outstanding under clause (c) of the definition thereof if such obligations continue to be valid obligations under applicable law, (ii) any obligations under Sections 2.05 and 2.06 (except that Debentures issued upon registration of transfer or exchange or in lieu of mutilated, lost, destroyed or stolen Debentures shall not be deemed to be such obligations) or (iii) any obligations under Sections 6.01, 8.06, 13.02, 13.03 and 13.04; further provided, however, that the rights and privileges of the Trustee under this Indenture shall survive any such discharge.

                  The Company hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Debentures, and without bad faith or negligence.

                  Section 13.02. All moneys deposited with the Trustee pursuant to Section 13.01 shall be held in trust and applied by it to the payment, to the holders of the particular Debentures for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

                  Section 13.03. In connection with the satisfaction and discharge of this Indenture all moneys then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company or Trustee, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

                  Section 13.04. In case the holder of any Debenture entitled to payment hereunder at any time outstanding hereunder shall not, within two years after the maturity date of such Debenture or the date fixed for the redemption of any such

Debenture, claim the amount on deposit with the Trustee or other depositary for the payment of such Debenture, the Trustee or other depositary shall pay over to or upon the written order of the Company the amount so deposited, upon receipt of a request signed by the President or a Vice President of the Company, and thereupon the Trustee or other depositary shall be released from any and all further liability with respect to the payment of such Debenture and the holder of said Debenture shall be entitled (subject to any applicable statute of limitations) to look only to the Company as an unsecured creditor for the payment thereof.


                               ARTICLE FOURTEEN.

               Immunity of Incorporators, Stockholders, Officers,
                            Trustees and Directors.


                  Section 14.01. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Debenture, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, trustee or director, as such, past, present or future, of the Company or of any predecessor or successor corporation, either directly through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, trustees or directors of the Company, as such, or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom; and that any and all such liability is hereby expressly waived and released by every holder of Debentures as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Debentures.

                                ARTICLE FIFTEEN.

                           Miscellaneous Provisions.


                  The provisions of the Trust Indenture Act which impose duties on any person (including provisions automatically deemed included in an indenture by the Trust Indenture Act unless the indenture provides that such provisions are excluded which provision is hereby expressly excluded other than
Section 316(a)(2) of the Trust Indenture Act) are a part of and govern this Indenture. If any provision hereof limits, qualifies or conflicts with any of the duties imposed by operation of the Trust Indenture Act, the Trust Indenture Act shall control.

                  Section 15.01. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

                  Section 15.02. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful successor of the Company.

                  Section 15.03. The Company by instruments in writing executed by authority of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company and thereupon such power so surrendered shall terminate both as to the Company and as to any successor corporation.

                  Section 15.04. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures to or on the Company may be given or served by being deposited postage prepaid in a post-office letterbox addressed (until another address is filed in writing by the Company with the Trustee), as follows: Elizabethtown Water Company, 600 South Avenue, Westfield NJ 07090. Any notice, election, request or demand by any Debentureholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the principal corporate trust office of the Trustee in the Borough of Manhattan, City and State of New York.

                  Section 15.05. This Indenture and each Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said state.

                  Section 15.06. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the

Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Any certificate, statement or opinion of an officer of the Company may be based, in so far as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based (in so far as it relates to factual matters information with respect to which is in the possession of the Company) upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  Any  certificate,  statement  or  opinion of an officer of the
Company or of counsel may be based, in so far as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel,  as the  case  may  be,  knows  that  the  certificate  or  opinion  or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  Section 15.07. In any case where the date of maturity of interest on or principal of the Debentures or the date fixed for redemption of any Debenture shall be a Sunday or legal holiday or a date on which banking institutions in the city of payment are authorized by law to close, then payment of interest, principal or premium may be made on the next succeeding day not a Sunday or a legal holiday or a date on which banking institutions in the city of payment are authorized by law to close with the same force and effect as if made on the nominal date and no interest shall accrue for the period after such nominal date.

                  Section 15.08. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

                  Section 15.09. In case any one or more of the provisions contained in this Indenture or in the Debentures shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Debentures, but this Indenture and such Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

                  Section 15.10. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  The Bank of New York, the party of the second part, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

                  IN WITNESS WHEREOF, Elizabethtown Water Company, the party of the first part, has caused this Indenture to be signed in its corporate name and acknowledged by its President, or one of its Vice Presidents, and its corporate seal to be affixed hereunto, duly attested by its Secretary or an Assistant Secretary; and The Bank of New York, the party of the second part, has caused this Indenture to be signed and acknowledged by one of its Assistant Vice Presidents, and its corporate seal to be affixed hereunto, duly attested by one of its Assistant Treasurers, all as of the day and year first above written.


                                         ELIZABETHTOWN WATER COMPANY,

(Seal)

                                         By /s/ Gail P. Brady
                                           ----------------------------
                                            Gail P. Brady
                                            Vice President

Attest:


/s/ Walter M. Braswell
---------------------------
Walter M. Braswell
Secretary

                                         THE BANK OF NEW YORK, as Trustee

(Seal)

                                         By /s/ Robert F. McIntyre
                                           --------------------------------
                                           Robert F. McIntyre
                                           Assistant Vice President
Attest:


/s/ Marie E. Trimboli
---------------------------
Marie E. Trimboli
Assistant Treasurer

STATE OF NEW JERSEY  )
                     ) ss.:
COUNTY OF UNION      )

                  On this 12th day of December, 1995, before me, the subscriber, a Notary Public within and for the County of Union, in the State of New Jersey, personally appeared Gail P. Brady, to me personally known, who, being by me duly sworn, did say that she resides at 49 Howell Drive, Verona New Jersey and is a Vice President of Elizabethtown Water Company, one of the corporations described in and which executed the foregoing instrument; that she knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that she subscribed her name thereto by like authority; and said Walter M. Braswell acknowledged said instrument to be the free act and deed of said corporation.

                  My commission as Notary Public as aforesaid expires


                                         /s/ Brenda H. Willis
                                         -------------------------------
                                         Brenda H. Willis
                                         Notary Public of New Jersey
                                         My Commission Expires June 22, 1999

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

                  On this 17th day of December, 1995, before me, the subscriber, a Notary Public within and for the County of New York, in the State of New York, personally appeared ROBERT F. McINTYRE, to me personally known, who, being by me duly sworn, did say that he resides at 1108 Hudson Street, Hoboken, New Jersey 07080 and is an Assistant Vice President of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said ROBERT F. McINTYRE acknowledged said instrument to be the free act and deed of said corporation.

                  My commission as Notary Public as aforesaid expires


                                         /s/ Karen Katlan
                                         -------------------------------
                                         Karen Katlan
                                         Notary Public, State of New York
                                         No. 01KA4994374
                                         Qualified in New York County
                                         Commission Expires April 6, 1996
                                      -56-